SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
           OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.    )

Filed  by  the  Registrant  [  X  ]
Filed  by  a  Party  other  than  the  Registrant   [  __  ]

Check  the  appropriate  box:

[  __  ]     Preliminary  Proxy  Statement
[  __  ]     Confidential,  for Use of the Commission Only (as permitted by Rule
             14a-6(e)(2))
[  X   ]     Definitive  Proxy  Statement
[  __  ]     Definitive  Additional  Materials
[  __  ]     Soliciting  Material  under  Sec.  240.14a-12

                                   E-REX, INC.
                  (Name of Registrant as Specified in Charter)


     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment  of  Filing  Fee  (Check  the  appropriate  box):

[  X  ]     No  fee  required
[  __ ]     $125 per Exchange Act Rules O-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
            or  Item  22(a)(2)  of  Schedule  14A.
[  __ ]     Fee  computed  on table below per Exchange Act Rules 14a-6(i)(4) and
            O-11.

     1)     Title  of  each  class  of  securities to which transaction applies:
     2)     Aggregate  number  of  securities  to  which  transaction  applies:
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     4)     Proposed  maximum  aggregate  value  of  transaction:
     5)     Total  fee  paid:

[  __  ]    Fee  paid  previously  with  preliminary  materials.
[  __  ]    Check  box if any part of the fee is offset as provided by  Exchange
            Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1)     Amount  Previously  Paid:
     2)     Form  Schedule  or  Registration  Statement  No.:
     3)     Filing  Party:
     4)     Date  Filed:

                                   E-REX, INC.
                       11645 BISCAYNE BOULEVARD, SUITE 210
                                MIAMI, FL  33181


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON SEPTEMBER 7, 2001


TO  OUR  SHAREHOLDERS:

     You are cordially invited to attend the 2001 Annual Meeting of the Shareholders of E-Rex, Inc. (the "Company") to be held on September 7, 2001 at 9:00 AM, Eastern Standard Time, at the Radisson Mart Plaza Hotel, 711 NW 72 Avenue, Miami, Florida 33126, to consider and act upon the following proposals, as described in the accompanying Proxy Statement:

1. To elect three (3) directors to serve until the next Annual Meeting of Shareholders and thereafter until their successors are elected and qualified;

2.     To  approve  the  E-Rex,  Inc.  2001  Stock  Option  Plan;

3. To ratify the appointment of Perez-Abreu, Aguerrebere, Sueiro, LLC as independent auditors of the Company for the fiscal year ending December 31, 2001; and

4. To transact such other business as may properly come before the meeting or any adjournments thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. The Board of Directors has fixed the close of business on July 10, 2001, as the record date for Shareholders entitled to notice of and to vote at this meeting and any adjournments thereof.

                                        By  Order  of  the  Board  of  Directors

                                        /s/ Carl E. Dilley

                                        Carl  E.  Dilley,  President

August  3,  2001
Miami,  Florida

ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, SIGN AND DATE THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOUR PROXY WILL NOT BE USED IF YOU ARE PRESENT AT THE ANNUAL MEETING AND DESIRE TO VOTE YOUR SHARES PERSONALLY AT THAT TIME.

                                   E-REX, INC.
                       11645 BISCAYNE BOULEVARD, SUITE 210
                                MIAMI, FL  33181

                                 PROXY STATEMENT

                               GENERAL INFORMATION

SOLICITATION,  VOTING  AND  REVOCABILITY  OF  PROXIES

     The enclosed Proxy is solicited by the Board of Directors of E-Rex, Inc. (the "Company" or "EREX") for use in connection with the Annual Meeting of Shareholders to be held at the Radisson Miami, 711 NW 72 Avenue, Miami, Florida 33126 on Friday, September 7, 2001 at 9:00 AM Eastern Standard Time, and at any and all adjournments thereof for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders.

     The persons named as proxies were designated by the Board of Directors (the "Board") and are officers or directors of the Company. Any Proxy may be revoked or superseded by executing a later Proxy or by giving notice of revocation in writing prior to, or at, the Annual Meeting, or by attending the Annual Meeting and voting in person. Attendance at the meeting will not in and of itself constitute revocation of the Proxy. All Proxies that are properly completed, signed and returned to the Company prior to the meeting, and not revoked, will be voted in accordance with the instructions given in the Proxy. If a choice is not specified in the Proxy, the Proxy will be voted:

     1.     FOR  election  of  the  Director nominees listed below (Proposal 1);

     2.     FOR adoption of the E-Rex, Inc. 2001 Stock Option Plan (Proposal 2);

     3. FOR ratification of the appointment of Perez-Abreu, Aguerrebere, Sueiro, LLC as independent auditors of the Company for the fiscal year ending December 31, 2001 (Proposal 3).

     Officers of the Company or their designees will tabulate votes cast at the Annual Meeting. A majority of shares entitled to vote, represented in person or by proxy, will constitute a quorum at the Annual Meeting. Abstentions and broker non-votes are each included in the determination of the number of shares present and voting for the purpose of determining whether a quorum is present, and each is tabulated separately. In determining whether a proposal has been approved, abstentions are counted as votes against a proposal and broker non-votes are not counted.

     If any other matters are properly presented at the Annual Meeting for action, the persons named in the enclosed form of proxy will have discretion to vote on such matters in accordance with their best judgment. The Company does not know of any matters other than those set forth above that will be presented at the Annual Meeting.

     This Proxy Statement and the accompanying Proxy are being mailed to shareholders on or about August 8, 2001. The entire cost of the solicitation of Proxies will be borne by the Company. It is contemplated that this solicitation will be primarily by mail. In addition, some of the officers, directors and employees of the Company may solicit Proxies personally or by telephone, fax, telegraph or cable. Officers and employees soliciting proxies will not receive any additional compensation for their services. The Company will reimburse brokers and other nominees for their reasonable out-of-pocket expenses incurred in forwarding solicitation material to beneficial owners of shares held of record by such brokers or nominees.

OUTSTANDING  SHARES  AND  VOTING  RIGHTS

     The only class of the Company's equity securities currently outstanding is its Common Stock. Shareholders of record at the close of business on July 10, 2001 are entitled to one vote for each share of Common Stock held by them. As of July 10, 2001, there were 27,649,108 shares of Common Stock outstanding. A majority of the shares of the Company's Common Stock present or represented and entitled to vote at the meeting is required to approve each proposal presented at the meeting.

                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

     Directors are elected by the shareholders at each annual meeting to hold office until their respective successors are elected and qualified. Pursuant to the Bylaws of the Company, the Board of Directors consists of at least three (3) directors, and the number is presently fixed at three (3) members. Donald A. Mitchell was appointed to the Company's Board of Directors to fill a vacancy in March 2000, while Jeffrey M. Harvey was appointed to fill a vacancy in October 2000. Carl E. Dilley has been with the Company since 1999, and has served as CEO and a director since April 2000.

     Voting for the election of directors is non-cumulative, which means that a simple majority of the shares voting may elect all of the directors. Each share of Common Stock is entitled to one vote and, therefore, has a number of votes equal to the number of authorized directors. Proxies may not be voted for more than three (3) directors.

     Although management of the Company expects that each of the following nominees will be available to serve as a director, in the event that any of them should become unavailable prior to the Annual Meeting, management's proxies will be voted for a nominee or nominees designated by management or will be voted for a lesser number of directors. If there are other nominees, management's proxies will be voted so as to elect the greatest number of the following nominees. Management has no reason to believe that any of its nominees, if elected, will be unavailable to serve.

THE  BOARD  OF  DIRECTORS  RECOMMENDS  A  VOTE  "FOR" THE NOMINEES LISTED BELOW.

     The nominees for election to the Board of Directors as selected by the Board of Directors of the Company are set forth below alphabetically:

     Carl  E.  Dilley
     Jeffrey  M.  Harvey
     Donald  A.  Mitchell

The biographies of nominees, including certain additional information, are set forth below:


     CARL  E.  DILLEY  has  served as CEO and as a director of the Company since
April 1, 2000, and has been with the Company since 1999. Mr. Dilley is currently a director of youticket.com, inc., a Nevada public corporation engaged in the sale of event tickets on the Internet. From 1997 to 1999, Mr. Dilley served as President and CEO of DiveDepot.com, Inc. Prior to that Mr. Dilley served in management positions with the Canadian Investment Firm RBC Dominion Securities, and a variety of other executive and consulting positions in several industries including Chemical, Timber, Transportation, Trust Co. and Dot.Com enterprises. Mr. Dilley attended college in Canada at Fraser Valley College and College of New Caledonia, specializing in finance and business management. He is a fellow of the Canadian Securities Institute and has completed the first year CFA program.

     JEFFREY M. HARVEY was appointed as the Company's Treasurer and as a Director on October 10, 2000. Mr. Harvey is currently the President and owner of the J. Michael Consulting Group, where he has been engaged since March 2001, and is the President and a director of youticket.com, inc., a Nevada public corporation engaged in the sale of event tickets on the Internet. From August 2000 to March 2001, Mr. Harvey was Vice Chairman of International Investment Banking, Inc. From May 1997 to August 2000, Mr. Harvey was an attorney with the firm of Stutzman & Bromberg in Dallas, Texas. Mr. Harvey is a graduate of the Wake Forest University School of Law (J.D. 1997) and Graduate School of Business Administration (M.B.A. 1997), and of Texas A&M University (B.S.E.E.
1993).

     DONALD A. MITCHELL has served as Chairman of the Board since March 15, 2000. Mr. Mitchell has served as the Chairman and President of International
Investment Banking, Inc. since its inception in June 1999. Mr. Mitchell is also the Chairman of the Board and CEO of Grant Douglas Acquisition Corp, Inc., an Idaho corporation engaged in the publication of various print media, and a director of youticket.com, inc., a Nevada public corporation engaged in the sale of event tickets on the Internet. For the past 25 years, Mr. Mitchell has been engaged as a private consultant to numerous companies in the areas of corporate finance and marketing. Mr. Mitchell attended Bridgewater College in Bridgewater, Virginia and advanced study programs at New York University and Columbia University.

     The following nominees presently serve as directors of the following public corporations:




Carl E. Dilley . .  youticket.com, inc., an Internet based ticket agency.

Jeffrey M. Harvey.  youticket.com, inc., an Internet based ticket agency.

Donald A. Mitchell  Grant Douglas Acquisition Corp., a publishing company.
                    youticket.com, inc., an Internet based ticket agency.



COMPENSATION  OF  DIRECTORS

     For the year ended December 31, 2000, the executive officers of the Company received salaries, in aggregate, equal to approximately $204,867.00 and received the benefit of automobile allowances for an aggregate $4,500.00.

     As of December 31, 2000, Donald A. Mitchell was compensated pursuant to a management engagement agreement dated January 21, 2000 between the Company and International Investment Banking, Inc., a company controlled by Mr. Mitchell. Total amounts payable to International Investment Banking, Inc. during the year 2000 are $126,850.00. Pursuant to the agreement, IIBI receives $10,000 per month in addition to other miscellaneous fees for services. The annual compensation of IIBI shall increase at a rate of 20% per year. In addition to monthly compensation, IIBI or Mr. Mitchell may be entitled to receive an annual bonus as determined by the Company's Board of Directors payable in common stock or cash. Mr. Mitchell shall be granted common stock representing 1,000,000 common shares for each year of IIBI's engagement. The agreement has an initial term of two years unless further extended by mutual agreement of the parties.

     Jeffrey M. Harvey was hired as General Counsel for the Company on March 1, 2001, at an annual salary of $60,000.

     All officers and directors are reimbursed for expenses incurred on behalf of Company.

     Members of the Board of Directors may receive an amount yet to be determined annually for their participation and will be required to attend a minimum of four meetings per fiscal year. All expenses for meeting attendance or out of pocket expenses connected directly with their Board representation will be reimbursed by the Corporation. Director liability insurance may be provided to all members of the Board of Directors. No differentiation is made in the compensation of "outside directors" and those officers of the Corporation serving in that capacity.

There is no plan or arrangement with respect to compensation received or that may be received by the executive officers in the event of termination of employment or in the event of a change in responsibilities following a change in control.

BOARD  MEETINGS  AND  COMMITTEES

     During the fiscal year ended December 31, 2000, the Board of Directors met on 7 occasions and took written action on numerous other occasions. All the members of the Board attended the meetings. The written actions were by unanimous consent.

     There  are  no  committees  of  the  Board  of  Directors.


                                  PROPOSAL TWO
                       E-REX, INC. 2001 STOCK OPTION PLAN

PURPOSE

     The E-Rex, Inc. 2001 Stock Option Plan (the "Plan") offers selected employees, directors, and consultants an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest, to encourage such selected persons to remain in the employ of the Company and to attract new employees with outstanding qualifications. The Plan seeks to achieve this purpose by providing for Awards in the form of Restricted Shares and Options, which may constitute Incentive Stock Options (ISO) or Non-statutory Stock Options (NSO), as well as the direct award or sale of Shares of the Company's Common Stock.

ADMINISTRATION

     The Plan shall be administered by the Compensation Committee (the "Committee") appointed by the Company's Board of Directors and comprised of at least two or more Outside Directors. If no Committee has been appointed, the entire Board shall constitute the Committee. The Board shall designate one of the members of the Committee as chairperson. The Committee may hold meetings at such times and places as it shall determine. The acts of a majority of the Committee members present at meetings at which a quorum exists, or acts reduced to or approved in writing by all Committee members shall be valid acts of the Committee. The Committee has authority in its discretion to determine eligible employees to whom, and the time or times, Awards may be granted and the number of Shares subject to each Award. The Committee also has authority to prescribe, amend, and rescind rules and regulations relating to the Plans.

ELIGIBILITY

     Under the Plan only Employees shall be eligible for designation as Participants by the Committee. An "Employee" shall mean (i) any individual who is a Common-Law Employee of the Company or of a subsidiary, (ii) a member of the Board of Directors, including an Outside Director, or an affiliate of a member of the Board of Directors, (iii) a member of the board of directors of a Subsidiary, or (iv) an independent contractor who performs services for the Company or a Subsidiary.

     An Employee who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company or any of its Subsidiaries shall not be eligible for designation as an Offeree or Optionee unless (i) the Exercise Price for an ISO (and a NSO to the extent required by applicable law) is at least one hundred ten percent (110%) of the Fair Market Value of a Share on the date of grant, (ii) if required by applicable law, the Purchase Price of Shares is at least one hundred percent (100%) of the Fair Market Value of a share on the date of grant, and (iii) in the case of an ISO, such ISO by its terms is not exercisable after the expiration of five years from the date of grant.

STOCK  SUBJECT  TO  PLAN

     Shares offered under the Plan shall be authorized but unissued Shares. Subject to Section 5(b) and 9 of the Plan, the aggregate number of Shares that may be issued or transferred as common stock pursuant to an Award under the Plan shall not exceed 2,500,000 shares.

TERMS  OF  AWARDS  OR  SALES

     Each award of sale of Shares under the Plan shall be evidenced by a Stock Purchase Agreement between the Offeree and the Company. Any right to acquire Shares under the Plan shall automatically expire if not exercised by the Offeree within 30 days after the grant of such right was communicated to the Offeree by the Committee. Unless otherwise permitted by applicable law, the Purchase Price of Shares to be offered under the Plan shall not be less than eighty-five percent (85%) of the Fair Market Value of a Share on the date of grant (100% for 10% or 5% shareholders), except as otherwise provided in Section 4(b) of the Plan. Then entire Purchase Price of Shares issued under the Plans shall be payable in lawful money of the United States of America at the time when such Shares are purchased.

TERMS  OF  OPTIONS

     Each grant of Options under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Option Agreement. Each Stock Option Agreement shall also specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 9 of the Plans. The Exercise Price of ISO shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant, except as otherwise provided in Section 4(b) of the Plan. To the extent required by applicable law and except as otherwise provided in Section 4(b), the Exercise price of a Nonstatutory Option shall not be less than eighty-five percent (85%) of the Fair Market Value of a Share on the date of grant. Subject to the preceding two sentences, the Exercise Price under any Option shall be determined by the Committee in its sole discretion.

CERTAIN  FEDERAL  INCOME  TAX  CONSEQUENCES

     Under current tax law, a holder of stock options under the Plan does not, as a general matter, realize taxable income upon the grant or exercise hereof. In general, a holder of stock options will only recognize gain at the time the Common Stock, acquired through exercise of the stock option, is sold or otherwise disposed of. In that situation, the amount of gain that the optionee must recognize is equal to the amount by which the value of the common stock on the date of the sale or other disposition exceeds the option price.

GRANTS  UNDER  THE  PLAN

     As  of  the  date  of  this  Proxy  Statement, no Employee has been granted
Options  or  Shares  under  the  Plan.

                                 PROPOSAL THREE
                           RATIFICATION OF APPOINTMENT
                             OF INDEPENDENT AUDITORS

     The Board of Directors has appointed Perez-Abreu, Aguerrebere, Sueiro, LLC, independent auditors, to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2001 and seeks ratification of such appointment. In the event of a negative vote on such ratification, the Board of Directors will reconsider its appointment.

     Representatives of Perez-Abreu, Aguerrebere, Sueiro, LLC are expected to be present at the Annual Meeting, will have the opportunity to make a statement, if they desire to do so, and are expected to be available to respond to appropriate questions.

     On  May  17,  2001,  Gately & Associates, LLC, Independent Certified Public
Accountants, the independent accountant previously engaged as the principal accountant to audit the financial statements of E-Rex, Inc., resigned as auditors for the Company. As Gately & Associates, LLC resigned, the decision to change accountants was not approved by the Board of Directors of the Company or by any audit or similar committee thereof.

     The audit report of Gately & Associates, LLC on the financial statements of E-Rex, Inc. as of December 31, 2000 and the related consolidated statements of operations, shareholders' equity and cash flows for the year ended December 31, 2000, as well as the audit report of Varma and Associates on the financial statements of E-Rex, Inc. for the year ended December 31, 1999, the year ended December 31, 1998, the year ended December 31, 1997 and for the period from inception (August 26, 1986) to December 31,1999 (the "Audit Period") did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to audit scope or accounting principles, except the reports were modified to include an explanatory paragraph wherein they expressed substantial doubt about the Company's ability to continue as a going concern. During the Audit Period, and the period up to their resignation, there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreements in connection with its report. E-Rex, Inc. has provided a copy of this disclosure to its former accountants, and requested that the former accountants furnish them with letters addressed to the Securities and Exchange Commission stating whether they agree with the statements made by the Registrant, and, if not, stating the respects in which they do not agree. A copy of the former accountants' responses indicating agreement is included as exhibits to this report.

     Upon Gately & Associates, LLC's resignation, the board of directors approved the engagement of Perez-Abreu, Aguerrebere, Sueiro LLC as the principal accountant to audit the financial statements of the Company.

     Representatives of Gately & Associates, LLC are not expected to be present at the Annual Meeting.

Audit  Fees:

     Gately & Associates, LLC billed the Company approximately $20,127.50, all of which was paid for professional services rendered in connection with performing the audit of the Company's annual financial statements and review of the Company's quarterly financial statements included in its quarterly reports on Form 10-QSB for the fiscal year ended December 31, 2000.

Financial  Information  Systems  Design  and  Implementation  Fees:

     During the fiscal year ended December 31, 2000, the Company did not engage Gately & Associates, LLC to provide advice regarding financial information systems design and implementation.

All  Other  Fees:

     During the fiscal year ended December 31, 2000, Gately & Associates, LLC did not bill the Company for any other services.

     The Company does not have an audit committee, however, the Company's Board of Directors has considered whether the services provided by Gately & Associates, LLC in connection with the Other Fees is compatible with maintaining the independence of Gately & Associates, LLC.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPOINTMENT OF PEREZ-ABREU, AGUERREBERE, SUEIRO, LLC AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001.

                                OTHER INFORMATION

                        DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth the names and ages of the current directors and executive officers of the Company, the principal offices and positions with the Company held by each person and the date such person became a director or executive officer of the Company. The executive officers of the Company are elected annually by the Board of Directors. The directors serve one year terms until their successors are elected. The executive officers serve terms of one year or until their death, resignation or removal by the Board of Directors. Unless described below, there are no family relationships among any of the directors and officers. See "ELECTION OF DIRECTORS" for the biographies of the Company's directors.



Name. . . . . . . .  Age  Position(s)
-------------------  ---  ------------------------------------------------------------------

Donald A.  Mitchell   67  Chairman of the Board  (2000)

Carl E. Dilley. . .   45  Chief Executive Officer, President, Secretary and Director  (2000)

Jeffrey M.  Harvey.   29  Treasurer and Director  (2000)


EXECUTIVE  COMPENSATION

     For the year ended December 31, 2000, the executive officers of the Company received salaries, in aggregate, equal to approximately $204,867.00 and received the benefit of automobile allowances for an aggregate $4,500.00.

     As of December 31, 2000, Donald A. Mitchell was compensated pursuant to a management engagement agreement dated January 21, 2000 between the Company and International Investment Banking, Inc., a company controlled by Mr. Mitchell. Total amounts payable to International Investment Banking, Inc. during the year 2000 are $126,850.00. Pursuant to the agreement, IIBI receives $10,000 per month in addition to other miscellaneous fees for services. The annual compensation of IIBI shall increase at a rate of 20% per year. In addition to monthly compensation, IIBI or Mr. Mitchell may be entitled to receive an annual bonus as determined by the Company's Board of Directors payable in common stock or cash. Mr. Mitchell shall be granted common stock representing 1,000,000 common shares for each year of IIBI's engagement. The agreement has an initial term of two years unless further extended by mutual agreement of the parties.

     Jeffrey M. Harvey was hired as General Counsel for the Company on March 1, 2001, at an annual salary of $60,000.

     All officers and directors are reimbursed for expenses incurred on behalf of Company.

     Members of the Board of Directors may receive an amount yet to be determined annually for their participation and will be required to attend a minimum of four meetings per fiscal year. All expenses for meeting attendance or out of pocket expenses connected directly with their Board representation will be reimbursed by the Corporation. Director liability insurance may be provided to all members of the Board of Directors. No differentiation is made in the compensation of "outside directors" and those officers of the Corporation serving in that capacity.

There is no plan or arrangement with respect to compensation received or that may be received by the executive officers in the event of termination of employment or in the event of a change in responsibilities following a change in control.

Summary  Compensation  Table
----------------------------

     The Summary Compensation Table shows certain compensation information for services rendered in all capacities for the fiscal years ended December 31, 2000 and 1999. Other than as set forth herein, no executive officer's salary and bonus exceeded $100,000 in any of the applicable years. The following information includes the dollar value of base salaries, bonus awards, the number of stock options granted and certain other compensation, if any, whether paid or deferred.



                                                   SUMMARY  COMPENSATION  TABLE


                                          Annual  Compensation               Long Term  Compensation
                                -----------------------------------  ----------------------------------------
                                                                             Awards                 Payouts
                                                                     --------------------        ------------
                                                                     RESTRICTED    SECURITIES                     ALL
                                                   ALL OTHER          STOCK        UNDERLYING        LTIP        OTHER
NAME AND PRINCIPAL               SALARY    BONUS  COMPENSATION        AWARDS      OPTIONS SARS     PAYOUTS     COMPENSATION
POSITION                YEAR      ($)      ($)        ($)              ($)           (#)             ($)          ($)

Donald A. Mitchell . .  2000      -0-      -0-      $126,850        2,000,000      200,000           -0-          -0-
(Chairman)

Carl E. Dilley . . . .  2000    $51,017   $27,000   $  4,500          276,786      200,000           -0-          -0-
(CEO, Director)

Kenneth Blake. . . . .  2000      -0-      -0-        -0-              -0-           -0-             -0-          -0-
(President, Director,
Resigned April 2000) .  1999      -0-      -0-        -0-              -0-           -0-             -0-          -0-

Jeffrey M.  Harvey . .  2000      -0-      -0-        -0-             80,000       200,000           -0-          -0-
(Treasurer, Director)

Ronald K. Gooding. . .  2000      -0-      -0-        -0-              -0-           -0-             -0-          -0-
(Director,
Resigned April 2000) .  1999      -0-      -0-        -0-              -0-           -0-             -0-          -0-


                                       12


                                               OPTION/SAR GRANTS IN LAST FISCAL YEAR
                                                       (INDIVIDUAL GRANTS)

                       NUMBER OF SECURITIES     PERCENT OF TOTAL
                           UNDERLYING         OPTIONS/SAR'S GRANTED         EXERCISE OF
                     OPTIONS/SAR'S GRANTED       TO EMPLOYEES IN            BASE PRICE
NAME                      (#)                       FISCAL YEAR               ($/SH)          EXPIRATION DATE

Donald A. Mitchell      100,000                     15.4                       $0.40            11/21/02

                        100,000                     15.4                       $0.75            11/21/02

Carl E. Dilley          100,000                     15.4                       $0.40            11/21/02

                        100,000                     15.4                       $0.75            11/21/02

Kenneth Blake             -0-                        -0-                        -0-               -0-

Jeffrey M. Harvey       100,000                     15.4                       $0.40            11/21/02

                        100,000                     15.4                       $0.75            11/21/02

Ronald K. Gooding         -0-                        -0-                        -0-               -0-




                                   AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                                             AND FY-END OPTION/SAR VALUES

                                                                 NUMBER OF UNEXERCISED      VALUE OF UNEXERCISED IN-THE-
                                                                 SECURITIES UNDERLYING         MONEY OPTIONS/SARS
                  SHARES ACQUIRED ON                           OPTIONS/SARS AT FY-END (#)         AT FY-END ($)
NAME                  EXERCISE (#)       VALUE REALIZED ($)    EXERCISABLE/UNEXERCISABLE    EXERCISABLE/UNEXERCISABLE

Donald A. Mitchell       -0-                 -0-                        -0-                            -0-

Carl E. Dilley           -0-                 -0-                        -0-                            -0-


Kenneth Blake            -0-                 -0-                        -0-                            -0-


Jeffrey M. Harvey        -0-                 -0-                        -0-                            -0-


Ronald K. Gooding        -0-                 -0-                        -0-                            -0-




CERTAIN  RELATIONSHIPS  AND  RELATED  TRANSACTIONS

     The Company entered into an agreement on January 21, 2000 with International Investment Banking, Inc. ("IIBI") whereby IIBI, among other things, was to serve as senior management of the Company for an initial term of two years unless further extended by mutual agreement of the parties (management is now the responsibility of Carl E. Dilley, President and Chief Executive Officer of the Company). Donald A. Mitchell, who currently serves as Chairman of the Company, controls IIBI. Pursuant to the agreement, IIBI receives $10,000 per month and reimbursement of normal business expenses that it incurs on behalf of the Company and certain expenses of individual consultants that IIBI assigns to carry out the duties and responsibilities of IIBI. Thereafter the annual compensation shall increase at a rate of 20% per year. In addition to monthly compensation, IIBI or Mr. Mitchell may be entitled to receive an annual bonus as determined by the Company's Board of Directors payable in common stock or cash. Mr. Mitchell was granted 2,000,000 shares of common stock representing 1,000,000 common shares for each year of IIBI's engagement.

     In March 2000, the Company issued 2,000,000 shares of common stock to Donald A. Mitchell without restrictive legend in accordance with Regulation S, for services rendered to the Company.

     In August and November 2000, the Company issued 20,000 shares of common stock to Jeffrey M. Harvey and 200,000 to Carl E. Dilley, restricted in accordance with Rule 144, for services rendered to the Company. The issuances were exempt from registration pursuant to Section 4(2) of the Securities Act of 1933 and the shareholders were accredited.

     In  November 2000, the Company issued 76,786 shares of common stock to Carl
E. Dilley for services rendered to the Company. The issuance was registered on Form S-8.

     In August 2000, the Company issued options to acquire 3,000,000 shares of common stock to Ultimate Franchise Systems, Inc. The options expire on July 27, 2002. The issuance was exempt from registration pursuant to Section 4(2) of the Securities Act of 1933 and the shareholder was accredited.

     In September 2000, the Company issued 1,000,000 shares of common stock to Ultimate Franchise Systems, Inc., restricted in accordance with Rule 144, as part of a stock exchange. The issuance was exempt from registration pursuant to
Section  4(2)  of the Securities Act of 1933 and the shareholder was accredited.

     In November 2000, the Company issued 80,000 shares of common stock to Jeffrey M. Harvey for services rendered to the Company. The issuance was registered on Form S-8.

     In November 2000, the Company issued options to acquire a total of 650,000 shares of common stock to Donald A. Mitchell, Jeffrey M. Harvey, Carl E. Dilley, and Janet Williams in exchange for services rendered to the Company. One-half of the options have an exercise price of $0.40 per share, and the other half have an exercise price of $0.75 per share. All options expire on November 21, 2002. The issuances were exempt from registration pursuant to Section 4(2) of the Securities Act of 1933 and the shareholders were accredited.

SECURITY  OWNERSHIP  OF  CERTAIN  BENEFICIAL  OWNERS  AND  MANAGEMENT

The following table sets forth, as of July 10, 2001, certain information with respect to the Company's equity securities owned of record or beneficially by
(i) each Officer and Director of the Company; (ii) each person who owns beneficially more than 5% of each class of the Company's outstanding equity securities; and (iii) all Directors and Executive Officers as a group.



                    Name and Address of                  Amount and Nature of        Percent
Title of Class      Beneficial Owner                     Beneficial Ownership     of Class (1)
--------------     --------------------                  --------------------     ------------
Common              Chris Ford (2)                              2,089,847             7.6%
Stock.              9564 Karmont Avenue
                    Southgate, CA  90280

Common              Big Apple Consulting USA, Inc.              1,419,000             5.1%
Stock.              2234 E Semoran Blvd
                    Apopka, FL  32703

Common              Corporate Service Providers, Inc.           1,612,500             5.8%
Stock.              207 Jasmine Lane
                    Longwood, FL  32779

Common              Mistral International, Limited              2,040,000             7.4%
Stock.              207 Jasmine Lane
                    Longwood, FL  32779

Common              Donald A. Mitchell (4)                       840,000 (3)          3.1%
Stock               2101 W. State Road 434, Suite 207
                    Longwood, FL  32779

Common              Carl E. Dilley                               400,000 (3)          1.4%
Stock.              279 Atlantic Avenue
                    Sunnyisles Beach, FL  33160

Common              Jeffrey M. Harvey                            405,714 (3)          1.5%
Stock.              5505 Bryan Street
                    Dallas, TX  75206

                   All Officers and Directors                  1,645,714 (3)          5.8%
                   as a Group (3 Persons)

(1)     Based  on  27,649,108  shares  outstanding  as  of  July  10,  2001.

(2) Chris Ford is executor for and controls the voting for shares held by the Carol J. Gamble trust and those of other family members that comprise the total shares under his control.

(3) Includes options to acquire 100,000 shares of common stock at $0.40 and 100,000 shares at $0.75 per share held by each of Mr. Mitchell, Mr. Dilley, and Mr. Harvey.

(4) Includes 640,000 shares held by International Investment Banking, Inc., an entity which Mr. Mitchell controls.

COMPLIANCE  WITH  SECTION  16(a)  OF  THE  SECURITIES  EXCHANGE  ACT  OF  1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers and persons who own more than ten percent of a registered class of the Company's equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

To the Company's knowledge, none of the required parties are delinquent in their 16(a) filings.

                              SHAREHOLDER PROPOSALS

     Any shareholder desiring to submit a proposal for action at the 2002 Annual Meeting of Shareholders and presentation in the Company's Information or Proxy Statement with respect to such meeting should arrange for such proposal to be delivered to the Company's offices, 11645 Biscayne Boulevard, Suite 210, Miami, Florida 33181, addressed to the corporate Secretary, no later than March 31, 2002 in order to be considered for inclusion in the Company's Information or Proxy Statement relating to the meeting. Matters pertaining to such proposals, including the number and length thereof, eligibility of persons entitled to have such proposals included and other aspects are regulated by the Securities Exchange Act of 1934, Rules and Regulations of the Securities and Exchange Commission and other laws and regulations to which interested persons should refer. The Company anticipates that its next annual meeting will be held in August 2002.

     On May 21, 1998, the Securities and Exchange Commission adopted an amendment to Rule 14a-4, as promulgated under the Securities and Exchange Act of 1934, as amended. The amendment to Rule 14a-4(c)(1) governs the Company's use of its discretionary proxy voting authority with respect to a shareholder proposal which is not addressed in the Company's proxy statement. The new amendment provides that if a proponent of a proposal fails to notify the Company at least 45 days prior to the month and day of mailing of the prior year's proxy statement, then the Company will be allowed to use its discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in the proxy statement.

                                  OTHER MATTERS

     The Company has enclosed with this Information Statement a copy of its Annual Report on Form 10-KSB to Shareholders for the year ended December 31, 2000.



                                        By  order  of  the  Board  of  Directors

                                        /s/ Carl E. Dilley

                                        Carl  E.  Dilley,  President

Miami,  Florida
August  3,  2001

                              PROXY  -  E-REX, INC.
              ANNUAL MEETING OF SHAREHOLDERS  -  SEPTEMBER 7,  2001

     The undersigned shareholder(s) of E-Rex, Inc. (the "Company") hereby appoints Carl E. Dilley and Jeffrey M. Harvey, and each of them, the attorney, agent and proxy of the undersigned, with full power of substitution, to vote all shares of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at the Radisson Mart Plaza Hotel, 711 NW 72 Avenue, Miami, Florida 33126, on Friday, September 7, 2001 at 9:00 a.m. local time, and any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present thereat, as follows:

1. ELECTION OF DIRECTORS. To elect the following three (3) persons to the Board of Directors of the Company to serve until the 2002 Annual Meeting of Shareholders and until their successors are elected and have qualified:

     Donald  A.  Mitchell          Carl  E.  Dilley          Jeffrey  M.  Harvey

/  /     FOR  ALL  NOMINEES  LISTED  ABOVE  (EXCEPT  AS  MARKED TO THE CONTRARY)

/  /     WITHHOLD  AUTHORITY  TO  VOTE  FOR  ALL  NOMINEES  LISTED  ABOVE.  A
SHAREHOLDER  MAY  WITHHOLD  AUTHORITY  TO VOTE FOR ANY NOMINEE BY DRAWING A LINE
THROUGH  OR  OTHERWISE  STRIKING  OUT  THE  NAME  OF  SUCH  NOMINEE.

IF NO SPECIFICATION IS MADE, THE VOTES REPRESENTED BY THIS PROXY WILL BE CAST FOR THE ELECTION OF THE NOMINEES LISTED ABOVE.

2.     TO  APPROVE  THE  E-REX,  INC.  2001  STOCK  OPTION  PLAN.

     /  /  FOR               /  /  AGAINST             /  /  ABSTAIN

UNLESS OTHERWISE SPECIFIED, THE VOTES REPRESENTED BY THIS PROXY WILL BE CAST FOR RATIFICATION AND APPROVAL OF THE ABOVE PROPOSAL.

3. TO RATIFY THE SELECTION OF PEREZ-ABREU, AGUERREBERE, SUEIRO, LLC TO SERVE AS AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001.

     /  /  FOR               /  /  AGAINST             /  /  ABSTAIN

UNLESS OTHERWISE SPECIFIED, THE VOTES REPRESENTED BY THIS PROXY WILL BE CAST FOR RATIFICATION AND APPROVAL OF THE ABOVE PROPOSAL.

4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting and any adjournment(s) thereof.

     This Proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. Shareholders who are present at the meeting may withdraw their proxy and vote in person if they so desire. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

     Please sign exactly as your name appears on your stock certificate(s). When shares are held by joint tenants, both should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


              Dated:  ___________________,  2001


             ___________________________________
             Signature

             ___________________________________
             Signature  if  held  jointly

             ___________________________________
             Printed  Name(s)



I  (We)  will  /  /  will  not  /  /  attend  the  Annual  Meeting  in  person.

NO POSTAGE IS REQUIRED IF THIS PROXY IS RETURNED IN THE ENCLOSED ENVELOPE AND MAILED IN THE UNITED STATES.

                                    EXHIBIT A

                                   E-REX, INC.
                             2001 STOCK OPTION PLAN
                             ----------------------

                                TABLE OF CONTENTS
                                -----------------
                                                                            Page
                                                                            ----
SECTION  1.  PURPOSE.                                                        1
SECTION  2.  DEFINITIONS.                                                    1
(a)     "Award"                                                              1
(b)     "Board  of  Directors"                                               1
(c)     "Change  in  Control"                                                1
(d)     "Code"                                                               1
(e)     "Committee"                                                          1
(f)     "Common-Law  Employee"                                               1
(g)     "Company"                                                            1
(h)     "Employee"                                                           2
(i)     "Exchange  Act"                                                      2
(j)     "Exercise  Price"                                                    2
(k)     "Fair  Market  Value"                                                2
(l)     "Incentive  Stock  Option"  or  "ISO"                                2
(m)     "Nonstatutory  Option"  or  "NSO"                                    2
(n)     "Offeree"                                                            2
(o)     "Option"                                                             2
(p)     "Optionee"                                                           2
(q)     "Outside  Director"                                                  2
(r)     "Participant"                                                        3
(s)     "Plan"                                                               3
(t)     "Purchase  Price"                                                    3
(u)     "Restricted  Share"                                                  3
(v)     "Service"                                                            3
(w)     "Share"                                                              3
(x)     "Stock"                                                              3
(y)     "Stock  Award  Agreement"                                            3
(z)     "Stock  Option  Agreement"                                           3
(aa)    "Stock  Purchase  Agreement"                                         3
(bb)    "Subsidiary"                                                         3
(cc)    "Total  and  Permanent  Disability"                                  3
(dd)    "W-2  Payroll"                                                       3
SECTION  3.  ADMINISTRATION.                                                 3
(a)      Committee  Membership                                               3
(b)      Committee  Procedures                                               4
(c)      Committee  Responsibilities                                         4
(d)      Committee  Liability                                                4
(e)      Financial  Reports                                                  4
SECTION  4.  ELIGIBILITY.                                                    4
(a)      General  Rule                                                       4
(b)      Ten-Percent  Shareholders                                           4
(c)      Attribution  Rules                                                  4
(d)      Outstanding  Stock                                                  4

SECTION  5.  STOCK  SUBJECT  TO  PLAN.                                       4
(a)      Basic  Limitation                                                   4
(b)      Additional  Shares                                                  5
SECTION  6.  TERMS  AND  CONDITIONS  OF  AWARDS  OR  SALES.                  5
(a)      Stock  Purchase  Agreement                                          5
(b)      Duration  of  Offers                                                5
(c)      Purchase  Price                                                     5
(d)      Payment  for  Shares                                                5
(e)      Exercise  of  Awards  on  Termination  of  Service                  6
SECTION  7.  ADDITIONAL  TERMS  AND  CONDITIONS  OF  RESTRICTED.             6
(a)      Form  and  Amount  of  Award                                        6
(b)      Exercisability                                                      6
(c)      Effect  of  Change  in  Control                                     6
(d)      Voting  Rights                                                      6
SECTION  8.  TERMS  AND  CONDITIONS  OF  OPTIONS.                            6
(a)      Stock  Option  Agreement                                            6
(b)      Number  of  Shares                                                  6
(c)      Exercise  Price                                                     6
(d)      Exercisability                                                      7
(e)      Effect  of  Change  in  Control                                     7
(f)      Term                                                                7
(g)      Exercise  of  Options  on  Termination  of  Service                 7
(h)      Payment  of  Option  Shares                                         7
(i)      No  Rights  as  a  Shareholder                                      8
(j)      Modification,  Extension  and  Assumption  of  Options              8
SECTION  9.  ADJUSTMENT  OF  SHARES.                                         8
(a)     General                                                              8
(b)     Reorganizations                                                      8
(c)     Reservation  of  Rights                                              8
SECTION  10.  WITHHOLDING  TAXES.                                            8
(a)     General                                                              8
(b)     Share  Withholding                                                   8
(c)     Cashless  Exercise/Pledge                                            8
(d)     Other  Forms  of  Payment                                            8
SECTION  11.  ASSIGNMENT  OR  TRANSFER  OF  AWARDS.                          9
(a)     General                                                              9
(b)     Trusts                                                               9
SECTION  12.  LEGAL  REQUIREMENTS.                                           9
SECTION  13.  NO  EMPLOYMENT  RIGHTS.                                        9
SECTION  14.  DURATION  AND  AMENDMENTS.                                     9
(a)     Term  of  the  Plan                                                  9
(b)     Right  to  Amend  or  Terminate  the  Plan                           9
(c)     Effect  of  Amendment  or  Termination                               9

                       E-REX, INC. 2001 STOCK OPTION PLAN
                       ----------------------------------

SECTION  1.  PURPOSE.
------------------
     The purpose of the E-Rex, Inc. 2001 Stock Option Plan (the "Plan") is to offer selected employees, directors and consultants an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest, to encourage such selected persons to remain in the employ of the Company and to attract new employees with outstanding qualifications. The Plan seeks to achieve this purpose by providing for Awards in the form of Restricted Shares and Options (which may constitute Incentive Stock Options or Nonstatutory Stock Options) as well as the direct award or sale of Shares of the Company's Common Stock. Awards may be granted under this Plan in reliance upon federal and  state  securities  law  exemptions.
SECTION  2.  DEFINITIONS.
----------------------

     (a)     "Award"
              -----
shall mean any award of an Option, Restricted Share or other right under the Plan.

     (b)     "Board  of  Directors"
              --------------------
shall mean the Board of Directors of the Company, as constituted from time to time.

     (c)     "Change  in  Control" shall  mean:
              -------------------
          (i) The consummation of a merger, consolidation, sale of the Company's stock, or other reorganization of the Company (other than a reincorporation of the Company), if after giving effect to such merger, consolidation or other reorganization of the Company, the stockholders of the Company immediately prior to such merger, consolidation or other reorganization do not represent a majority interest of the holders of voting securities (on a fully diluted basis) with the ordinary voting power to elect directors of the surviving or resulting entity after such merger, consolidation or other reorganization; or

          (ii) The sale of all or substantially all of the assets of the Company to a third party who is not an affiliate of the Company.

          (iii) The term Change in Control shall not include: (a) a transaction the sole purpose of which is to change the state of the Company's incorporation, or (b) the Company's initial public offering.

     (d)     "Code"
              ----
shall  mean  the  Internal  Revenue  Code  of  1986,  as  amended.

     (e)     "Committee"
              ---------
shall mean a committee of the Board of Directors which is authorized to administer the Plan under Section 3.

     (f)     "Common-Law  Employee"
              --------------------
shall mean an individual paid from W-2 Payroll of the Company or a Subsidiary. If, during any period, the Company (or Subsidiary, as applicable) has not treated an individual as a Common-Law Employee and, for that reason, has not paid such individual in a manner which results in the issuance of a Form W-2 and withheld taxes with respect to him or her, then that individual shall not be an eligible Employee for that period, even if any person, court of law or government agency determines, retroactively, that that individual is or was a Common-Law Employee during all or any portion of that period.

     (g)     "Company" shall  mean  E-Rex,  Inc.
              -------

     (h)     "Employee"
              --------
shall mean (i) any individual who is a Common-Law Employee of the Company or of a Subsidiary, (ii) a member of the Board of Directors, including (without limitation) an Outside Director, or an affiliate of a member of the Board of Directors, (iii) a member of the board of directors of a Subsidiary, or (iv) an independent contractor who performs services for the Company or a Subsidiary. Service as a member of the Board of Directors, a member of the board of directors of a Subsidiary or an independent contractor shall be considered employment for all purposes of the Plan except the second sentence of Section 4(a).

     (i)     "Exchange  Act"
              -------------
means  the  Securities  and  Exchange  Act  of  1934,  as  amended.

     (j)     "Exercise  Price"
              ---------------
shall mean the amount for which one Share may be purchased upon exercise of an Option, as specified by the Committee in the applicable Stock Option Agreement.

     (k)     "Fair  Market  Value"
              -------------------
means  the  market  price  of  Shares,  determined by the Committee  as follows:

          (i) If the Shares were traded over-the-counter on the date in question but were not traded on the Nasdaq Stock Market or the Nasdaq National Market System, then the Fair Market Value shall be equal to the mean between the last reported representative bid and asked prices quoted for such date by the principal automated inter-dealer quotation system on which the Shares are quoted or, if the Shares are not quoted on any such system, by the "Pink Sheets" published by the National Quotation Bureau, Inc.;
          (ii) If the Shares were traded over-the-counter on the date in question and were traded on the Nasdaq Stock Market or the Nasdaq National Market System, then the Fair Market Value shall be equal to the last-transaction price quoted for such date by the Nasdaq Stock Market or the Nasdaq National Market;
          (iii) If the Shares were traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite transactions report for such date; and (iv) If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.
     In all cases, the determination of Fair Market Value by the Committee shall be conclusive and binding on all persons.

     (l)     "Incentive  Stock  Option"  or  "ISO"
              ------------------------------------
shall mean an employee incentive stock option described in Code section 422(b).

     (m)     "Nonstatutory  Option"  or  "NSO"
              --------------------------------
shall  mean  an  employee  stock  option  that  is  not  an  ISO.

     (n)     "Offeree"
              -------
shall mean an individual to whom the Committee has offered the right to acquire Shares under the Plan (other than upon exercise of an Option).

     (o)     "Option"
              ------
shall  mean  an  Incentive Stock Option or Nonstatutory Option granted under the
Plan  and  entitling  the  holder  to  purchase  Shares.     (p)     "Optionee"
              --------
shall  mean  an  individual  or  estate  who  holds  an  Option.

     (q)     "Outside  Director"
              -----------------
shall mean a member of the Board who is not a Common-Law Employee of the Company or a Subsidiary.

     (r)     "Participant"
              -----------
shall  mean  an  individual  or  estate  who  holds  an  Award.

     (s)     "Plan"
              ----
shall  mean  this  2001  Stock  Option  Plan  of  E-Rex,  Inc.

     (t)     "Purchase  Price"
              ---------------
shall mean the consideration for which one Share may be acquired under the Plan (other than upon exercise of an Option), as specified by the Committee.

     (u)     "Restricted  Share"
              -----------------
shall mean a Share sold or granted to an eligible Employee which is nontransferable and subject to substantial risk of forfeiture until restrictions lapse.

     (v)     "Service"
              -------
shall  mean  service  as  an  Employee.

     (w)     "Share"
              -----
shall mean one share of Stock, as adjusted in accordance with Section 9 (if applicable).

     (x)     "Stock"
              -----
shall  mean  the  common  stock  of  the  Company.

     (y)     "Stock  Award  Agreement"
              -----------------------
shall mean the agreement between the Company and the recipient of a Restricted Share which contains the terms, conditions and restrictions pertaining to such Restricted Share.

     (z)     "Stock  Option  Agreement"
              ------------------------
shall mean the agreement between the Company and an Optionee which contains the terms, conditions and restrictions pertaining to his or her Option.
     (aa)     "Stock  Purchase  Agreement"
               --------------------------
shall mean the agreement between the Company and an Offeree who acquires Shares under the Plan which contains the terms, conditions and restrictions pertaining to the acquisition of such Shares.

     (bb)     "Subsidiary"
               ----------
means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

     (cc)     "Total  and  Permanent  Disability"
               ---------------------------------
means that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment.

     (dd)     "W-2  Payroll"
               ------------
means whatever mechanism or procedure that the Company or a Subsidiary utilizes to pay any individual which results in the issuance of Form W-2 to the individual. "W-2 Payroll" does not include any mechanism or procedure which results in the issuance of any form other than a Form W-2 to an individual, including, but not limited to, any Form 1099 which may be issued to an independent contractor, an agency employee or a consultant. Whether a mechanism or procedure qualifies as a "W-2 Payroll" shall be determined in the absolute discretion of the Company (or Subsidiary, as applicable), and the Company or Subsidiary determination shall be conclusive and binding on all persons.

SECTION  3.  ADMINISTRATION.
-------------------------
     (a)     Committee  Membership
             ---------------------
The Plan shall be administered by the Compensation Committee (the "Committee") appointed by the Company's Board of Directors and comprised of at least two or more Outside Directors (although Committee functions may be delegated to officers to the extent the awards relate to persons who are not subject to the reporting requirements of Section 16 of the Exchange Act). If no Committee has been appointed, the entire Board shall constitute the Committee.

     (b)     Committee  Procedures
             ---------------------
The Board of Directors shall designate one of the members of the Committee as chairperson. The Committee may hold meetings at such times and places as it shall determine. The acts of a majority of the Committee members present at meetings at which a quorum exists, or acts reduced to or approved in writing by all Committee members, shall be valid acts of the Committee.
     (c)     Committee  Responsibilities
             ---------------------------
The Committee has and may exercise such power and authority as may be necessary or appropriate for the Committee to carry out its functions as described in the Plan. The Committee has authority in its discretion to determine eligible Employees to whom, and the time or times at which, Awards may be granted and the number of Shares subject to each Award. Subject to the express provisions of the respective Award agreements (which need not be identical) and to make all other determinations necessary or advisable for Plan administration, the Committee has authority to prescribe, amend, and rescind rules and regulations relating to the Plan. All interpretations, determinations, and actions by the Committee will be final, conclusive, and binding upon all persons.
     (d)     Committee  Liability
             --------------------
No member of the Board or the Committee will be liable for any action or determination made in good faith by the Committee with respect to the Plan or any Award made under the Plan.
     (e)     Financial  Reports
             ------------------
To the extent required by applicable law, and not less often than annually, the Company shall furnish to Offerees, Optionees and Shareholders who have received Stock under the Plan its financial statements including a balance sheet regarding the Company's financial condition and results of operations, unless such Offerees, Optionees or Shareholders have duties with the Company that assure them access to equivalent information. Such financial statements need not be audited.

SECTION  4.  ELIGIBILITY.
----------------------
     (a)     General  Rule
             -------------
 . Only Employees shall be eligible for designation as Participants by the Committee. In addition, only individuals who are employed as Common-Law Employees by the Company or a Subsidiary shall be eligible for the grant of ISOs.
     (b)     Ten-Percent  Shareholders
             -------------------------
 . An Employee who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company or any of its Subsidiaries shall not be eligible for designation as an Offeree or Optionee unless (i) the Exercise Price for an ISO (and a NSO to the extent required by applicable law) is at least one hundred ten percent (110%) of the Fair Market Value of a Share on the date of grant, (ii) if required by applicable law, the Purchase Price of Shares is at least one hundred percent (100%) of the Fair Market Value of a Share on the date of grant, and (iii) in the case of an ISO, such ISO by its terms is not exercisable after the expiration of five years from the date of grant.
     (c)     Attribution  Rules
             ------------------
For purposes of Subsection (b) above, in determining stock ownership, an Employee shall be deemed to own the stock owned, directly or indirectly, by or for his brothers, sisters, spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be deemed to be owned proportionately by or for its shareholders, partners or beneficiaries. Stock with respect to which such Employee holds an Option shall not be counted.
     (d)     Outstanding  Stock
             ------------------
For purposes of Subsection (b) above, "outstanding stock" shall include all stock actually issued and outstanding immediately after the grant. "Outstanding Stock" shall not include shares authorized for issuance under outstanding
Options  held  by  the  Employee  or  by  any  other  person.

SECTION  5.  STOCK  SUBJECT  TO  PLAN.
-----------------------------------
     (a)     Basic  Limitation
             -----------------
Shares offered under the Plan shall be authorized but unissued Shares. Subject to Sections 5(b) and 9 of the Plan, the aggregate number of Shares which may be issued or transferred as common stock pursuant to an Award under the Plan shall not exceed 2,500,000 Shares.

     In any event, the number of Shares which are subject to Awards or other rights outstanding at any time under the Plan shall not exceed the number of
Shares which then remain available for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan.
     (b)     Additional  Shares
             ------------------
In the event that any outstanding Option or other right for any reason expires or is canceled or otherwise terminated, the Shares allocable to the unexercised portion of such Option or other right shall again be available for the purposes of the Plan. If a Restricted Share is forfeited before any dividends have been paid with respect to such Restricted Share, then such Restricted Share shall again become available for award under the Plan.

SECTION  6.  TERMS  AND  CONDITIONS  OF  AWARDS  OR  SALES.
--------------------------------------------------------
     (a)     Stock  Purchase  Agreement
             --------------------------
Each award or sale of Shares under the Plan (other than upon exercise of an Option) shall be evidenced by a Stock Purchase Agreement between the Offeree and the Company. Such award or sale shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Purchase Agreement. The provisions of the various Stock Purchase Agreements entered into under the Plan need not be identical.
     (b)     Duration  of  Offers
             --------------------
Any right to acquire Shares under the Plan (other than an Option) shall automatically expire if not exercised by the Offeree within 30 days after the grant of such right was communicated to the Offeree by the Committee.
     (c)     Purchase  Price
             ---------------
Unless otherwise permitted by applicable law, the Purchase Price of Shares to be offered under the Plan shall not be less than eighty-five percent (85%) of the Fair Market Value of a Share on the date of grant (100% for 10% shareholders), except as otherwise provided in Section 4(b). Subject to the preceding sentence, the Purchase Price shall be determined by the Committee in its sole discretion. The Purchase Price shall be payable in a form described in Subsection (d) below.
     (d)     Payment  for  Shares
             --------------------
          The entire Purchase Price of Shares issued under the Plan shall be payable in lawful money of the United States of America at the time when such Shares are purchased, except as provided below:

          (i) Surrender of Stock. To the extent that a Stock Option Agreement so provides, payment may be made all or in part with Shares which have already been owned by the Optionee or Optionee's representative for any time period specified by the Committee and which are surrendered to the Company in good form for transfer. Such shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan.
          (ii) Promissory Notes. To the extent that a Stock Option Agreement or Stock Purchase Agreement so provides, payment may be made all or in part with a full recourse promissory note executed by the Optionee or Offeree. The interest rate and other terms and conditions of such note shall be determined by the Committee. The Committee may require that the Optionee or Offeree pledge his or her Shares to the Company for the purpose of securing the payment of such note. In no event shall the stock certificate(s) representing such Shares be released to the Optionee or Offeree until such note is paid in full.
          (iii) Cashless Exercise. To the extent that a Stock Option Agreement so provides and a public market for the Shares exists, payment may be made all or in part by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker to sell shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.

          (iv)  Other  Forms  of  Payment.  To  the extent provided in the Stock
          Option Agreement, payment may be made in any other form that is consistent with applicable laws, regulations and rules.

     (e)     Exercise  of  Awards  on  Termination  of  Service.
             --------------------------------------------------
Each Stock Award Agreement shall set forth the extent to which the recipient shall have the right to exercise the Award following termination of the recipient's Service with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all the Awards issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of employment.

SECTION  7.  ADDITIONAL  TERMS  AND  CONDITIONS  OF  RESTRICTED  SHARES.
----------------------------------------------------------------------

     (a)     Form  and  Amount  of  Award.
             ----------------------------
Each Stock Award Agreement shall specify the number of Shares that are subject to the Award. Restricted Shares may be awarded in combination with NSOs and such an Award may provide that the Restricted Shares will be forfeited in the event that the related NSOs are exercised.
     (b)     Exercisability.
             --------------
Each Stock Award Agreement shall specify the conditions upon which Restricted Shares shall become vested, in full or in installments. To the extent required by applicable law, each Stock Award shall become exercisable no less rapidly than the rate of 20% per year for each of the first five years from the date of grant. Subject to the preceding sentence, the exercisability of any Stock Award shall be determined by the Committee in its sole discretion.
     (c)     Effect  of  Change  in  Control.
             -------------------------------
The Committee may determine at the time of making an Award or thereafter, that such Award shall become fully vested, in whole or in part, in the event that a Change in Control occurs with respect to the Company.
     (d)     Voting  Rights.
             --------------
Holders of Restricted Shares awarded under the Plan shall have the same voting, dividend and other rights as the Company's other stockholders. A Stock Award Agreement, however, may require that the holders invested any cash dividends received in additional Restricted Shares. Such additional Restricted Shares shall be subject to the same conditions and restrictions as the Award with respect to which the dividends were paid. Such additional Restricted Shares shall not reduce the number of Shares available under Section 5.

SECTION  8.  TERMS  AND  CONDITIONS  OF  OPTIONS.
----------------------------------------------
     (a)     Stock  Option  Agreement.
             ------------------------
Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the
Committee deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.
     (b)     Number  of  Shares.
             ------------------
Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 9. The Stock Option Agreement shall also specify whether the Option is an ISO or a Nonstatutory Option.
     (c)     Exercise  Price
             ---------------
Each Stock Option Agreement shall specify the Exercise Price. The Exercise Price of an ISO shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant, except as otherwise provided in
Section 4(b). To the extent required by applicable law and except as otherwise provided in Section 4(b), the Exercise Price of a Nonstatutory Option shall not be less than eighty-five percent (85%) of the Fair Market Value of a Share on the date of grant. Subject to the preceding two sentences, the Exercise Price under any Option shall be determined by the Committee in its sole discretion. The Exercise Price shall be payable in a form described in Subsection (h) below.

     (d)     Exercisability
             --------------
Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. To the extent required by applicable law, an Option shall become exercisable no less rapidly than the rate of 20% per year for each of the first five years from the date of grant. Subject to the preceding sentence, the exercisability of any Option shall be determined by the Committee in its sole discretion.
     (e)     Effect  of  Change  in  Control
             -------------------------------
The Committee may determine, at the time of granting an Option or thereafter, that such Option shall become fully exercisable as to all Shares subject to such Option in the event that a Change in Control occurs with respect to the Company.
     (f)     Term
             ----
The  Stock  Option  Agreement  shall  specify  the term of the Option.  The term shall not exceed ten years from the date of grant (or five (5) years for ten percent (10%) shareholders as provided in Section 4(b)). Subject to the preceding sentence, the Committee at its sole discretion shall determine when an Option is to expire.
     (g)     Exercise  of  Options  on  Termination  of  Service
             ---------------------------------------------------
Each  Option  shall  set  forth  the extent to which the Optionee shall have the right to exercise the Option following termination of the Optionee's Service with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of employment. Notwithstanding the foregoing, to the extent required by applicable law, each Option shall provide that the Optionee shall have the right to exercise the vested portion of any Option held at termination for at least 60 days following termination of Service with the Company for any reason, and that the Optionee shall have the right to exercise the Option for at least six months if the Optionee's Service terminates due to death or Disability.
     (h)     Payment  of  Option  Shares
             ---------------------------
The entire Exercise Price of Shares issued under the Plan shall be payable in lawful money of the United States of America at the time when such Shares are purchased, except as provided below:
          (i) Surrender of Stock. To the extent that a Stock Option Agreement so provides, payment may be made all or in part with Shares which have already been owned by the Optionee or Optionee's representative for any time period specified by the Committee and which are surrendered to the Company in good form for transfer. Such shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan.
          (ii) Promissory Notes. To the extent that a Stock Option Agreement or Stock Purchase Agreement so provides, payment may be made all or in part with a full recourse promissory note executed by the Optionee or Offeree. The interest rate and other terms and conditions of such note shall be determined by the Committee. The Committee may require that the Optionee or Offeree pledge his or her Shares to the Company for the purpose of securing the payment of such note. In no event shall the stock certificate(s) representing such Shares be released to the Optionee or Offeree until such note is paid in full.
          (iii) Cashless Exercise. To the extent that a Stock Option Agreement so provides and a public market for the Shares exists, payment may be made all or in part by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker to sell shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.
          (iv)  Other  Forms  of  Payment.  To  the extent provided in the Stock
          Option Agreement, payment may be made in any other form that is consistent with applicable laws, regulations and rules.

          (i) Modification, Extension and Assumption of Options . Within the limitations of the Plan, the Committee may modify, extend or assume outstanding Options or may accept the cancellation of outstanding Options (whether granted by the Company or another issuer) in return for the grant of new Options for the same or a different number of Shares and at the same or a different Exercise Price or for other consideration.

SECTION  9 .ADJUSTMENT  OF  SHARES.
---------------------------------
     (a)     General
             -------
In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Shares, a combination or consolidation of the outstanding Stock into a lesser number of Shares, a recapitalization, a reclassification or a similar occurrence, the Committee shall make appropriate adjustments, subject to the limitations set forth in Section 9(c), in one or more of (i) the number of Shares available for future Awards under Section 5, (ii) the number of Shares covered by each outstanding Option or Purchase Agreement or (iii) the Exercise Price or Purchase Price under each outstanding Option or Stock Purchase Agreement.
     (b)     Reorganizations
             ---------------
In the event that the Company is a party to a merger or reorganization, outstanding Options shall be subject to the agreement of merger or reorganization, provided however, that the limitations set forth in Section 9(c) shall apply.
     (c)     Reservation  of  Rights
             -----------------------
Except as provided in this Section 9, an Optionee or an Offeree shall have no rights by reason of (i) any subdivision or consolidation of shares of stock of any class, (ii) the payment of any dividend or (iii) any other increase or decrease in the number of shares of stock of any class. Any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number, Exercise Price or Purchase Agreement of Shares subject to an Option or Stock Purchase Agreement. The grant of an Award pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION  10. WITHHOLDING  TAXES.
------------------------------
     (a)     General
             -------
To the extent required by applicable federal, state, local or foreign law, a Participant or his or her successor shall make arrangements satisfactory to the Committee for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Company shall not be required to issue any Shares or make any cash payment under the Plan until such obligations are satisfied.
     (b)     Share  Withholding
             ------------------
The Committee may permit a Participant to satisfy all or part of his or her withholding or income tax obligations by having the Company withhold all or a portion of any Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Shares that he or she previously acquired. Such Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. Any payment of taxes by assigning Shares to the Company may be subject to restrictions, including any restrictions required by rules of any federal or state regulatory body or other authority.
     (c)     Cashless  Exercise/Pledge
             -------------------------
The Committee may provide that if Company Shares are publicly traded at the time of exercise, arrangements may be made to meet the Optionee's withholding obligation by cashless exercise or pledge.
     (d)     Other  Forms  of  Payment
             -------------------------
The Committee may permit such other means of tax withholding as it deems appropriate.

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SECTION  11.  ASSIGNMENT  OR  TRANSFER  OF  AWARDS.
------------------------------------------------
     (a)     General
             -------
An Award granted under the Plan shall not be anticipated, assigned, attached, garnished, optioned, transferred or made subject to any creditor's process, whether voluntarily, involuntarily or by operation of law, except as approved by the Committee. Notwithstanding the foregoing, ISOs may not be transferable. Also notwithstanding the foregoing, Offerees and Optionees may not transfer their rights hereunder except by will, beneficiary designation or the laws of descent and distribution.
     (b)     Trusts
             ------
Neither this Section 11 nor any other provision of the Plan shall preclude a Participant from transferring or assigning Restricted Shares to (a) the trustee of a trust that is revocable by such Participant alone, both at the time of the transfer or assignment and at all times thereafter prior to such Participant's death, or (b) the trustee of any other trust to the extent approved by the Committee in writing. A transfer or assignment of Restricted Shares from such trustee to any other person than such Participant shall be permitted only to the extent approved in advance by the Committee in writing, and Restricted Shares held by such trustee shall be subject to all the conditions and restrictions set forth in the Plan and in the applicable Stock Award Agreement, as if such trustee were a party to such Agreement.

SECTION  12.  LEGAL  REQUIREMENTS.
-------------------------------
     Shares shall not be issued under the Plan unless the issuance and delivery of such Shares complies with (or is exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange on which the Company's securities may then be listed.

SECTION  13.  NO  EMPLOYMENT  RIGHTS.
----------------------------------
     No provision of the Plan, nor any right or Option granted under the Plan, shall be construed to give any person any right to become, to be treated as, or to remain an Employee. The Company and its Subsidiaries reserve the right to terminate any person's Service at any time and for any reason.
SECTION  14.DURATION  AND  AMENDMENTS.
-------------------------------------
     (a)     Term  of  the  Plan
             -------------------
The Plan, as set forth herein, shall become effective on the date of its adoption by the Board of Directors, subject to the approval of the Company's shareholders. In the event that the shareholders fail to approve the Plan within twelve (12) months after its adoption by the Board of Directors, any grants already made shall be null and void, and no additional grants shall be made after such date. The Plan shall terminate automatically ten (10) years after its adoption by the Board of Directors and may be terminated on any earlier date pursuant to Subsection (b) below.
     (b)     Right  to  Amend  or  Terminate  the  Plan
             ------------------------------------------
The Board of Directors may amend the Plan at any time and from time to time. Rights and obligations under any right or Option granted before amendment of the Plan shall not be materially altered, or impaired adversely, by such amendment, except with consent of the person to whom the right or Option was granted. An amendment of the Plan shall be subject to the approval of the Company's shareholders only to the extent required by applicable laws, regulations or rules including the rules of any applicable exchange.
     (c)     Effect  of  Amendment  or  Termination
             --------------------------------------
No Shares shall be issued or sold under the Plan after the termination thereof, except upon exercise of an Option granted prior to such termination. The termination of the Plan, or any amendment thereof, shall not affect any Shares previously issued or any Option previously granted under the Plan.

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